                                                                   EXHIBIT 99.3

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

   All capitalized terms not otherwise defined in this exhibit have the meanings ascribed thereto in Exhibit 99.2 to this Current Report on Form 8-K, dated February 23, 1999.

   The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the Fleer Sale, the intended disposition of the Panini SpA activity sticker and adhesive paper business and the Offering as if each had occurred on December 31, 1998. The Company has guaranteed $27.0 million of Panini SpA's indebtedness, and the liability for that guarantee is reflected in the Company's balance sheet. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 gives effect to such transactions and the Reorganization as if each had occurred on January 1, 1998.

   The Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and are not necessarily indicative of what the actual financial condition or results of operations of the Company would have been had these transactions been consummated on such dates. The Unaudited Pro Forma Consolidated Financial Statements do not purport to be indicative of the Company's results of operations for any future period.

   The following Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements of the Company and the related notes thereto, which are filed as part of this Current Report on Form 8-K.

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                            MARVEL ENTERPRISES, INC.

                            (formerly Toy Biz, Inc.)

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1998

                                                    Pro Forma
                                     Historical (1) Adjustments   Pro Forma
                                     -------------- -----------   ----------
                                                   (in millions)
               ASSETS
Current Assets:
 Cash..............................      $ 43.7       $  19.0 (1)   $102.7
                                                       (200.0)(2)
                                                        240.0 (3)
 Accounts receivable, net..........        50.3                       50.3
 Inventories, net..................        32.6                       32.6
 Assets held for resale............        26.0         (26.0)(1)      --
 Deferred income taxes.............          .5                         .5
 Deferred financing fee............         8.3          (8.3)(4)      --
 Income tax receivable.............         7.4                        7.4
 Prepaid expenses and other........         3.8                        3.8
                                         ------       -------       ------
   Total current assets............       172.6          24.7        197.3
Molds, tools and equipment, net....        15.5                       15.5
Product and package design costs,
 net...............................         5.9                        5.9
Goodwill and other intangibles,
 net...............................       487.7                      487.7
Deferred charges and other assets..         5.1          10.0 (3)     15.1
Deferred income taxes, net.........         3.1                        3.1
                                         ------       -------       ------
   Total assets....................      $689.9       $  34.7       $724.6
                                         ======       =======       ======

   LIABILITIES AND STOCKHOLDERS'
               EQUITY
Current liabilities:
 Accounts payable..................      $  7.3       $             $  7.3
 Accrued expenses and other........        70.7          (7.0)(1)     59.7
                                                         (4.0)(4)
 Bridge Loan ......................       200.0        (200.0)(2)      --
 Administrative claims payable.....        19.9                       19.9
 Unsecured creditors payable.......         8.1                        8.1
                                         ------       -------       ------
   Total current liabilities.......       306.0        (211.0)        95.0
Long-term liabilities:
 Panini Guaranty...................        27.0                       27.0
 Deferred income taxes.............          .9                         .9
 Notes offered hereby..............         --          250.0 (3)    250.0
                                         ------       -------       ------
   Total liabilities...............       333.9          39.0        372.9
8% cumulative convertible
 exchangeable preferred stock......       172.4                      172.4
Stockholders' equity:
  Preferred stock..................         --                         --
  Common stock.....................          .4                         .4
 Additional paid-in capital........       215.0                      215.0
 Retained earnings (deficit).......         1.2          (4.3)(4)     (3.1)
                                         ------       -------       ------
   Total stockholders' equity
    before treasury stock..........       216.6          (4.3)       212.3
                                         ------       -------       ------
 Treasury stock....................       (33.0)                     (33.0)
   Total stockholders' equity......       183.6          (4.3)       179.3
                                         ------       -------       ------
   Total liabilities, redeemable
    preferred stock and
    stockholders' equity ..........      $689.9       $  34.7       $724.6
                                         ======       =======       ======

--------
(1) Reflects the elimination of the assets and liabilities of the Company's Fleer/SkyBox sports and entertainment trading card business with a corresponding increase to cash for the net proceeds from the Fleer Sale.
(2) Reflects the $200 million repayment of the Bridge Loan.
(3) Reflects proceeds expected to be received from the Offering (net of $10 million of estimated debt issuance costs).
(4) Reflects the write-off of unamortized deferred financing fees ($8.3 million) and accrued but unpaid financing fees ($4.0 million) resulting in an extraordinary loss of $4.3 million.

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                           MARVEL ENTERPRISES, INC.
                           (formerly Toy Biz, Inc.)

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                              MEG Adjustments
                                      (January 1-September 30, 1998)
                                    -------------------------------------
                                                                 Marvel
                                             Less              Publishing
                         Historical  MEG    Panini  Less Fleer    and      Pro Forma
                            (1)     Actual   (2)       (3)     Licensing  Adjustments   Pro Forma
                         ---------- ------  ------  ---------- ---------- -----------   ---------
                                                    (in millions)
Net sales...............   $232.1   $273.5  $162.4    $ 68.7     $ 42.4     $  --        $274.5
Cost of sales...........    128.0    201.6   114.8      66.0       20.8        --         148.8
Selling, general and
 administrative
 expenses...............     97.1     60.9    28.6      15.7       16.6        --         113.7
Depreciation and
 amortization...........     19.3      6.2     3.6        .8        1.8        (.1)(4)     21.0
Amortization of
 goodwill, intangibles
 and deferred charges
 (10) ..................      7.1      7.1     2.1       3.1        1.9       (1.9)(5)     24.9
                                                                              17.8 (6)
                           ------   ------  ------    ------     ------     ------       ------
Operating income (loss)
 .......................    (19.4)    (2.3)   13.3     (16.9)       1.3      (15.8)       (33.9)
Interest expense, net...      8.8     20.5    13.3        .8        6.4       (6.4)(7)     39.8
                                                                              31.0 (8)
Loss on sale of portion
 of confectionery
 business...............      --       3.9     --        3.9        --         --           --
Foreign exchange loss,
 net....................      --       2.0     --        2.0        --         --           --
Equity in net income of
 unconsolidated
 subsidiaries and other
 expense (income), net..      --       5.0     2.6       (.5)       2.9        --           2.9
                           ------   ------  ------    ------     ------     ------       ------
(Loss) income before
 reorganization items,
 income tax
 expense/benefit and
 extraordinary item.....    (28.2)   (33.7)   (2.6)    (23.1)      (8.0)     (40.4)       (76.6)
Reorganization item.....              19.7     --        --        19.7      (19.7)(9)      --
                           ------   ------  ------    ------     ------     ------       ------
(Loss) income before
 income taxes and
 extraordinary item.....    (28.2)   (53.4)   (2.6)    (23.1)     (27.7)     (20.7)       (76.6)
Income tax expense
 (benefit)..............      4.4      2.8     2.7        .1        --         --           4.4
                           ------   ------  ------    ------     ------     ------       ------
(Loss) income before
 extraordinary
 item (10)..............   $(32.6)  $(56.2) $ (5.3)   $(23.2)    $(27.7)    $(20.7)      $(81.0)
                           ======   ======  ======    ======     ======     ======       ======

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(1) Includes the operations of Marvel Licensing and Marvel Publishing from
    October 1, 1998, the date of the consummation of the Reorganization and the Merger.
(2) Reflects the intended disposition of the Panini SpA activity sticker and adhesive paper business.
(3) Reflects the elimination of the Company's Fleer/SkyBox sports and entertainment trading card business sold in the Fleer Sale on February 11, 1999.
(4) Reflects the reduction of MEG's depreciation expense resulting from the revaluation of property, plant and equipment as part of the allocation of the purchase price of MEG.
(5) Reflects the elimination of MEG's historical amortization of goodwill, intangibles and deferred charges.
(6) Reflects the amortization of preliminary goodwill created pursuant to the combination of Toy Biz, Inc. and MEG based on an assumed twenty-year life.
(7) Reflects the elimination of historical interest expense on MEG debt.
(8) Reflects the interest expense on the $250.0 million principal amount of Notes at an interest rate of 12.0% plus amortization of deferred debt costs of $1.0 million annually.
(9) Reflects the elimination of non-recurring items related to MEG's reorganization.
(10) Does not reflect the net write-off of $4.3 million of unamortized deferred financing fees from the Bridge Loan and the Old Credit Facility which is accounted for as an extraordinary item.

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